Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Victor Salerno, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of American Wagering, Inc. for the quarterly period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of American Wagering, Inc.

                                                                                                                           By:

                                                                                                                                           /s/  Victor Salerno

                                                                                                                          Name:       Victor Salerno

                                                                                                                          Title:          Chief Executive Officer

                                                                                                                          Date:          December 15, 2003

I, Timothy F. Lockinger, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of American Wagering, Inc. for the quarterly period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of American Wagering, Inc.

                                                                                                                         By:
                                                                                                                                         /s/ Timothy F. Lockinger

                                                                                                                         Name:    Timothy F. Lockinger

                                                                                                                         Title:        Chief Financial Officer

                                                                                                                         Date:        December 15, 2003

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